THE PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

        Supplement dated August 1, 1997 to Prospectus dated May 1, 1997 as Supplemented July 15, 1997



Effective August 1, 1997, Duff & Phelps Investment Management Co. ("DPIM") replaced ABKB/LaSalle Securities Limited Partnership ("ABKB") as subadviser for the Real Estate Securities Series. By this Supplement, all references to ABKB in the Prospectus are deleted and DPIM is substituted therefor. In addition, this Supplement will effect the following change:

The following paragraph replaces the description of ABKB in the section titled "INVESTMENTS OF THE VUL ACCOUNT - INVESTMENT ADVISERS TO THE PHOENIX EDGE SERIES FUND."

         Duff & Phelps Investment Management Co. ("DPIM"), an affiliate of the Adviser, serves as subadviser to the Real Estate Series. DPIM is a subsidiary of PD&P, an affiliate of the Adviser, and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PD&P is a NYSE traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 1996, DPIM had approximately $14 billion in assets under management on a discretionary basis.